UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014 (July 7, 2014)

MABVAX THERAPEUTICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to MabVax Therapeutics Holdings, or MabVax Holdings, or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014, as supplemented and amended, our proxy statement (File No. 000-31265) filed with the SEC on July 25, 2014, as supplemented and amended and in our reports on Forms 10-K, 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Explanatory Note

This Amendment to Current Report on Form 8-K is being filed solely for the inclusion of the audited financial statements of MabVax Therapeutics, Inc., or MabVax, for the period from May 5, 2006 (Inception) through December 31, 2013, the unaudited condensed financial statements for the three and six month periods ended June 30, 2014 and 2013 and the unaudited condensed combined pro forma financial information required to be filed pursuant to Items 9.01(a) and 9.01(b) of Form 8-K. No other information included in the Current Report on Form 8-K filed with the SEC on July 9, 2014 is amended or changed by this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited financial statements MabVax for the period from May 5, 2006 (Inception) through December 31, 2013 and unaudited condensed financial statements for MabVax for the three and six month periods ending June 30, 2014 and 2013 are attached as Exhibits 99.6 and 99.7, respectively, of this Current Report and are hereby incorporated by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included in the unaudited financial statements attached as Exhibit 99.7 of this Current Report and is hereby incorporated by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.6	Audited Financial Statements of MabVax Therapeutics, Inc. for the period from May 5, 2006 (Inception) through December 31, 2013

99.7	Unaudited Condensed Financial Statements for the three and six month periods ending June 30, 2014 and 2013 and Pro Forma Condensed Combined Financial Information

101	Interactive data file

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: September 19, 2014	By:	/s/ J. David Hansen
	Name:	J. David Hansen
	Title:	President and Chief Executive Officer

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.6	Audited Financial Statements of MabVax Therapeutics, Inc. for the period from May 5, 2006 (Inception) through December 31, 2013

99.7	Unaudited Condensed Financial Statements for the three and six month periods ending June 30, 2014 and 2013 and Pro Forma Condensed Combined Financial Information

101	Interactive data file